JPMorgan Funds - JPMorgan Trust IV
Rule 10f-3 Transactions
For the period from March 1, 2017 to August 31, 2017

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/2/2017
Issuer Commscope Technologies LLC (COMM 5.00% March 15, 2027 144A)
CUSIP/ Sedol 20338HAB9
Bonds 3,000
Offering Price $100.000
Spread 0.75%
Cost $3,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 2.85%
Syndicate BAML,JPM,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/2/2017
Issuer Goodyear Tire & Rubber Company (GT 4.875% March 15, 2027)
CUSIP/ Sedol 382550BG5
Bonds 3,000
Offering Price $100.000
Spread 1.25%
Cost $3,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 2.71%
Syndicate BAML,BARCS,BCOBRA,BNPP,CACIB,CAPFIN,CITI,DB,GS,HNTINV,HSBCL,JPM,MUFG,NATIX,REGFIN,UNICRD,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/2/2017
Issuer Goodyear Tire & Rubber Company (GT 4.875% March 15, 2027)
CUSIP/ Sedol 382550BG5
Bonds 1,000
Offering Price $100.000
Spread 1.25%
Cost $1,000
Dealer Executing Trade UBS Securities LLC
% of Offering* 2.71%
Syndicate BAML,BARCS,BCOBRA,BNPP,CACIB,CAPFIN,CITI,DB,GS,HNTINV,HSBCL,JPM,MUFG,NATIX,REGFIN,UNICRD,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/2/2017
Issuer Ladder Capital Finance Holdings LLP and Laddar Capital Finance Corporation (LADCAP 5.25% March 15, 2022 144A)
CUSIP/ Sedol 505742AF3
Bonds 7,000
Offering Price $100.000
Spread 1.25%
Cost $7,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 4.13%
Syndicate BAML,BARCS,CITI,DB,JPM,USB,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/3/2017
Issuer CyrusOne LP and CyrusOne Finance Corp. (CONE 5.00% March 15, 2024 144A)
CUSIP/ Sedol 23283PAE4
Bonds 2,000
Offering Price $100.000
Spread 1.10%
Cost $2,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.30%
Syndicate BAML,BARCS,DB,GS,JEFLLC,JPM,KEYBCM,MS,RBCCM,STIFEL,SUN,TDSECS
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/3/2017
Issuer LPL Holdings Inc (LPLA 5.75% September 15, 2025 144A)
CUSIP/ Sedol 50212YAB0
Bonds 4,000
Offering Price $100.000
Spread 0.75%
Cost $4,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 6.18%
Syndicate BAML,CITFIN,CITI,CS,GS,JPM,MS,SUN,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/7/2017
Issuer Community Health Systems, Inc. (CYH 6.25% March 31, 2023)
CUSIP/ Sedol 12543DAY6
Bonds 7,000
Offering Price $100.000
Spread 1.55%
Cost $7,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.18%
Syndicate BAML,BBVA,CACIB,CITI,CS,DB,FIFTHI,GS,JPM,MS,RBCCM,REGFIN,SCOTIA,SUN,UBS,WFC
Fund JPMorgan High Yield Opportunities Fund
Trade Date 3/7/2017
Issuer Hilton Worldwide Finance LLC (HLT 4.625% April 1, 2025 144A)
CUSIP/ Sedol 432891AG4
Bonds 20,000
Offering Price $100.000
Spread 1.25%
Cost $20,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 3.66%
Syndicate BAML,BARCS,DB,GS,JPM,MS,WFC
Fund JPMorgan High Yield Opportunities Fund
Trade Date 3/7/2017
Issuer Hilton Worldwide Finance LLC (HLT 4.875% April 1, 2027 144A)
CUSIP/ Sedol 432891AJ8
Bonds 10,000
Offering Price $100.000
Spread 1.25%
Cost $10,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 2.75%
Syndicate BAML,BARCS,DB,GS,JPM,MS,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/7/2017
Issuer Sonic Automotive Inc (SAH 6.125% Marc h15, 2027 144A)
CUSIP/ Sedol 83545GAY8
Bonds 2,000
Offering Price $100.000
Spread 1.25%
Cost $2,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 3.52%
Syndicate BAML,JPM,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/8/2017
Issuer Cott Holdings Inc. (BCBCN 5.50% April 1,2025 144A)
CUSIP/ Sedol 221644AA5
Bonds 3,000
Offering Price $100.000
Spread 1.25%
Cost $3,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 4.08%
Syndicate BAML,DB,JPM,PNCFIN,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/9/2017
Issuer American Axle & Manufacturing Inc. (AXL 6.25% April 1, 2025 144A)
CUSIP/ Sedol 02406PAP5
Bonds 3,000
Offering Price $100.000
Spread 1.50%
Cost $3,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 3.58%
Syndicate BARCS,CITI,JPM,RBCCM
Fund JPMorgan High Yield Opportunities Fund
Trade Date 3/9/2017
Issuer American Axle & Manufacturing Inc. (AXL 6.25% April 1, 2025 144A)
CUSIP/ Sedol 02406PAP5
Bonds 15,000
Offering Price $100.000
Spread 1.50%
Cost $15,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 3.58%
Syndicate BARCS,CITI,JPM,RBCCM
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/9/2017
Issuer American Axle & Manufacturing Inc. (AXL 6.50% April 1, 2027 144A)
CUSIP/ Sedol 02406PAS9
Bonds 6,000
Offering Price $100.000
Spread 1.50%
Cost $6,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 7.38%
Syndicate BARCS,CITI,JPM,RBCCM
Fund JPMorgan High Yield Opportunities Fund
Trade Date 3/9/2017
Issuer American Axle & Manufacturing Inc. (AXL 6.50% April 1, 2027 144A)
CUSIP/ Sedol 02406PAS9
Bonds 15,000
Offering Price $100.000
Spread 1.50%
Cost $15,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 7.38%
Syndicate BARCS,CITI,JPM,RBCCM
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/9/2017
Issuer CCO Holdings LLC and CCO Holdings Capital Corp (CHTR 5.125% May 1, 2027 144A)
CUSIP/ Sedol 1248EPBT9
Bonds 10,000
Offering Price $99.000
Spread 0.87%
Cost $9,900
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 1.76%
Syndicate CITI, CS, DB, GS, ML, UBS, WELLS, CREDIT AG, JPM, LEBENTHAL, LIONTREE, MISCHLER, MIZUHO SEC, MS, MUFG SEC, RBC CAP, SAMUEL RAMIREZ, SCOTIA CAP,  SMBC NIKKO, SUNTRUST, TD, US BANCORP, WILLIAMS CAP
Fund JPMorgan High Yield Opportunities Fund
Trade Date 3/9/2017
Issuer CCO Holdings LLC and CCO Holdings Capital Corp (CHTR 5.125% May 1, 2027 144A)
CUSIP/ Sedol 1248EPBT9
Bonds 20,000
Offering Price $99.000
Spread 0.87%
Cost $19,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 1.76%
Syndicate CITI, CS, DB, GS, ML, UBS, WELLS, CREDIT AG, JPM, LEBENTHAL, LIONTREE, MISCHLER, MIZUHO SEC, MS, MUFG SEC, RBC CAP, SAMUEL RAMIREZ, SCOTIA CAP,  SMBC NIKKO, SUNTRUST, TD, US BANCORP, WILLIAMS CAP
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/9/2017
Issuer Valeant Pharmaceuticals Inc (VRXCN 6.50% March 15, 2022 144A)
CUSIP/ Sedol 91911KAJ1
Bonds 3,000
Offering Price $100.000
Spread 1.13%
Cost $3,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 2.21%
Syndicate BARCS,CITI,DB,DNBK,GS,JPM,MS,RBCCM
Fund JPMorgan High Yield Opportunities Fund
Trade Date 3/9/2017
Issuer Valeant Pharmaceuticals Inc (VRXCN 6.50% March 15, 2022 144A)
CUSIP/ Sedol 91911KAJ1
Bonds 15,000
Offering Price $100.000
Spread 1.13%
Cost $15,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 2.21%
Syndicate BARCS,CITI,DB,DNBK,GS,JPM,MS,RBCCM
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/9/2017
Issuer Valeant Pharmaceuticals Inc (VRXCN 7.00% March 15, 2024 144A)
CUSIP/ Sedol 91911KAK8
Bonds 6,000
Offering Price $100.000
Spread 1.13%
Cost $6,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 3.83%
Syndicate BARCS,CITI,DB,DNBK,GS,JPM,MS,RBCCM
Fund JPMorgan High Yield Opportunities Fund
Trade Date 3/9/2017
Issuer Valeant Pharmaceuticals Inc (VRXCN 7.00% March 15, 2024 144A)
CUSIP/ Sedol 91911KAK8
Bonds 45,000
Offering Price $100.000
Spread 1.13%
Cost $45,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 3.83%
Syndicate BARCS,CITI,DB,DNBK,GS,JPM,MS,RBCCM
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/10/2017
Issuer The New Home Company Inc. (NWHM 7.25% April 1, 2022 144A)
CUSIP/ Sedol 645370AA5
Bonds 7,000
Offering Price $98.961
Spread 1.75%
Cost $6,927
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 8.83%
Syndicate CITI,CS,JPM,USB
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/15/2017
Issuer Eagle II Acquisition Company LLC (ERI 6.00% April 1, 2025 144A)
CUSIP/ Sedol 27003BAA3
Bonds 2,000
Offering Price $100.000
Spread 1.75%
Cost $2,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 0.98%
Syndicate CAPFIN,JPM,KEYBCM,MQB,SUN,USB
Fund JPMorgan High Yield Opportunities Fund
Trade Date 3/16/2017
Issuer Gartner Inc (IT 5.125% April 1, 2025 144A)
CUSIP/ Sedol 366651AB3
Bonds 25,000
Offering Price $100.000
Spread 1.50%
Cost $25,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 4.43%
Syndicate BAML,CITFIN,GS,JPM,PNCFIN,SUN,TDSECS,USB,WFC
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 3/17/2017
Issuer California Infrastructure and Economic Development Bank Variable Rate Refunding Revenue Bonds Series 2011 A-2, Series 2011A-3 and Series 2011A-4 (April 1, 2038)
CUSIP/ Sedol 13034ASW1
Bonds 1,000,000
Offering Price $100.000
Spread 0.10%
Cost $1,000,000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 3.85%
Syndicate Bofa Merrill Lynch / Jefferies / J.P.Morgan / Wells Fargo Securities
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/21/2017
Issuer Dana Financing Luxembourg S.a.r.l. (DAN 5.75% April 15, 2025 144A)
CUSIP/ Sedol 235822AB9
Bonds 2,000
Offering Price $100.000
Spread 1.25%
Cost $2,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 8.80%
Syndicate BAML,BARCS,CITI,GS,JPM,RBCCM,UBS
Fund JPMorgan High Yield Opportunities Fund
Trade Date 3/21/2017
Issuer Dana Financing Luxembourg S.a.r.l. (DAN 5.75% April 15, 2025 144A)
CUSIP/ Sedol 235822AB9
Bonds 20,000
Offering Price $100.000
Spread 1.25%
Cost $20,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 8.80%
Syndicate BAML,BARCS,CITI,GS,JPM,RBCCM,UBS
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/28/2017
Issuer Rockwell Collins Inc. (COL 3.50% March 15, 2027)
CUSIP/ Sedol 774341AK7
Bonds 40,000
Offering Price $99.835
Spread 0.65%
Cost $39,934
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 3.73%
Syndicate BNYM,CACIB,CITI,HSBCL,JPM,KEYBCM,MIZUHO,MUFG,RBS,SUN,USB,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 3/30/2017
Issuer Six Flags Entertainment (SIX 4.875% July 31, 2024 144A)
CUSIP/ Sedol 83001AAB8
Bonds 9,000
Offering Price $99.000
Spread 1.13%
Cost $8,910
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 1.91%
Syndicate BAML,BARCS,BBVA,GS,HSBCL,JPM,WFC
Fund JPMorgan High Yield Opportunities Fund
Trade Date 3/31/2017
Issuer Videotron Ltd (QBRCN 5.125% April 15, 2027 144A)
CUSIP/ Sedol 92660FAK0
Bonds 25,000
Offering Price $100.000
Spread 0.96%
Cost $25,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 4.28%
Syndicate CITI, ML, SCOTIA CAP, TD SEC, BMO CAP, CIBC, DSJARDINS SEC, HSBC, JPM, LAURENTIAN BANK, MIZUHO, MUFG SEC, NATIONAL BANK OF CANADA, RBC CAP,
Fund JPMorgan High Yield Opportunities Fund
Trade Date 4/10/2017
Issuer Cedar Fair, L.P. (FUN 5.375% April 15,2027 144A)
CUSIP/ Sedol 150190AA4
Bonds 5,000
Offering Price $100.000
Spread 1.40%
Cost $5,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 2.18%
Syndicate FIFTHI,JPM,KEYBCM,UBS,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 4/12/2017
Issuer Tennant Company (TNC 5.625% May 1, 2025 144A)
CUSIP/ Sedol 880345AA1
Bonds 3,000
Offering Price $100.000
Spread 1.50%
Cost $3,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 2.91%
Syndicate GS,JPM
Fund JPMorgan High Yield Opportunities Fund
Trade Date 4/20/2017
Issuer Nustar Logistics LP (NSUS 5.625% April 28, 2027)
CUSIP/ Sedol 67059TAE5
Bonds 20,000
Offering Price $100.000
Spread 1.00%
Cost $20,000
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering* 6.00%
Syndicate BARCS,BBVA,BNPP,CITI,COMER,JPM,MIZUHO,MUFG,PNCFIN,SCOTIA,SMFGRP,SUN,USB
Fund JPMorgan High Yield Opportunities Fund
Trade Date 4/20/2017
Issuer EW Scripps Company (SSP 5.125% May 15, 2025 144A)
CUSIP/ Sedol 811054AG0
Bonds 10,000
Offering Price $100.000
Spread 1.50%
Cost $10,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 3.81%
Syndicate BAML,JPM,SUN,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 4/24/2017
Issuer Uniti Group Inc. (UNIT 7.125% December 15, 2024 144A)
CUSIP/ Sedol 91326LAA7
Bonds 3,000
Offering Price $100.500
Spread 1.50%
Cost $3,015
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 5.49%
Syndicate BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 4/26/2017
Issuer Illinois Finance Authority Revenue Bonds Series 2012E-2 (November 15, 2042)
CUSIP/ Sedol 45204ETF5
Bonds 250,000
Offering Price $100.000
Spread 0.25%
Cost $250,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 9.25%
Syndicate Morgan Stanley And Co LLC/ Bofa Merrill Lynch/ J.P.Morgan
Fund JPMorgan Flexible Long/Short Fund
Trade Date 5/1/2017
Issuer USG Corp (USG 4.875% June 1, 2027 144A)
CUSIP/ Sedol 903293BE7
Bonds 2,000
Offering Price $100.000
Spread 1.25%
Cost $2,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 2.56%
Syndicate BAML,CITI,GS,JPM,USB,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 5/2/2017
Issuer Constellation Brands Inc (STZ 4.50% May 9, 2047)
CUSIP/ Sedol 21036PAT5
Bonds 15,000
Offering Price $99.559
Spread 0.88%
Cost $14,934
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.26%
Syndicate BAML,BBVA,BNPP,GS,JPM,MUFG,PNCFIN,RABO,SMFGRP,SUN,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 5/3/2017
Issuer 1011778 B.C. Unlimited Liability Company and New Red Finance Inc. (BCULC 4.25% May 15, 2024 144A)
CUSIP/ Sedol 68245XAC3
Bonds 8,000
Offering Price $100.000
Spread 0.56%
Cost $8,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 2.47%
Syndicate BAML,JPM,MS,RBCCM,WFC
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 5/3/2017
Issuer State of Wisconsin Transportation Revenue Bonds, 2017 Series 1 (5% July 1, 2020)
CUSIP/ Sedol 977123P69
Bonds 2,135,000
Offering Price $111.530
Spread 0.38%
Cost $2,381,208
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 0.75%
Syndicate J.P.Morgan / Loop Capital Markets / Goldman Sachs & Co. / PNC Capital Markets LLC / William Blair
Fund JPMorgan Flexible Long/Short Fund
Trade Date 5/9/2017
Issuer The Chemours Company (CC 5.375% May 15, 2027)
CUSIP/ Sedol 163851AE8
Bonds 2,000
Offering Price $99.051
Spread 1.00%
Cost $1,981
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.06%
Syndicate BARCS,CITI,CS,HSBCL,JPM,MIZUHO,RBCCM,TDSECS
Fund JPMorgan Flexible Long/Short Fund
Trade Date 5/9/2017
Issuer FMG Resources AUG 2006 (FMGAU 4.75% May 15, 2022 144A)
CUSIP/ Sedol 30251GAU1
Bonds 4,000
Offering Price $100.000
Spread 1.00%
Cost $4,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.13%
Syndicate CS,DB,JPM,MS
Fund JPMorgan Flexible Long/Short Fund
Trade Date 5/9/2017
Issuer FMG Resources AUG 2006 (FMGAU 5.125% May 15, 2024 144A)
CUSIP/ Sedol 30251GAW7
Bonds 5,000
Offering Price $100.000
Spread 1.00%
Cost $5,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.20%
Syndicate CS,DB,JPM,MS
Fund JPMorgan High Yield Opportunities Fund
Trade Date 5/10/2017
Issuer CDK Global, Inc. (CDK 4.875% June 1, 2027 144A)
CUSIP/ Sedol 12508EAE1
Bonds 10,000
Offering Price $100.000
Spread 1.25%
Cost $10,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.46%
Syndicate BAML,JPM,MS,MUFG,USB,WFC
Fund JPMorgan High Yield Opportunities Fund
Trade Date 5/15/2017
Issuer Cheniere Corpus Christi Holdings, LLC (CHCOCH 5.125% June 30, 2027 144A)
CUSIP/ Sedol 16412XAE5
Bonds 30,000
Offering Price $100.000
Spread 0.84%
Cost $30,000
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 1.46%
Syndicate ABN,BAML,BBVA,BNPP,CACIB,CBA,CIT,CS,GS,HSBCL,ING,JPM,LLOYDS,LOOPCM,MIZUHO,MS,MUFG,RBCCM,RJA,SCOTIA,SG,SMFGRP,STAN
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 5/17/2017
Issuer Pollution Control Refunding Revenue Bonds (Nevada Power Company Projects) Clark County, Nevada Series 2017 (January 1, 2036)
CUSIP/ Sedol 181008BB
Bonds 3,000,000
Offering Price $100.000
Spread 0.38%
Cost $3,000,000
Dealer Executing Trade Keybanc Capital Markets Inc.
% of Offering* 3.24%
Syndicate J.P.Morgan / KeyBanc Capital Markets / Wells Fargo Securities
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 5/17/2017
Issuer Pollution Control Refunding Revenue Bonds (Nevada Power Company Projects) Coconino County, Nevada Series 2017B (January 1, 2036)
CUSIP/ Sedol 191855BJ3
Bonds 1,100,000
Offering Price $100.000
Spread 0.38%
Cost $1,100,000
Dealer Executing Trade Wells Fargo Advisors LLC (St Louis, MO)
% of Offering* 1.19%
Syndicate J.P.Morgan / KeyBanc Capital Markets / Wells Fargo Securities
Fund JPMorgan High Yield Opportunities Fund
Trade Date 5/22/2017
Issuer Chesapeake Energy Corporation (CHK 8.00% June 15, 2027 144A)
CUSIP/ Sedol 165167CV7
Bonds 25,000
Offering Price $100.000
Spread 1.00%
Cost $25,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 4.89%
Syndicate CACIB,CITI,JPM
Fund JPMorgan Flexible Long/Short Fund
Trade Date 5/22/2017
Issuer Molina Healthcare Inc. (MOH 4.875% June 15, 2025 144A)
CUSIP/ Sedol 60855RAH3
Bonds 3,000
Offering Price $100.000
Spread 1.00%
Cost $3,000
Dealer Executing Trade Suntrust Bank
% of Offering* 5.31%
Syndicate BAML,BARCS,JPM,MS,SUN,WFC
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 5/24/2017
Issuer Indian Health Facility Financing Authorty Revenue Bonds Series 2005A-9 (October 1, 2027)
CUSIP/ Sedol 454798TJ8
Bonds 5,000,000
Offering Price $100.000
Spread 0.25%
Cost $5,000,000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering*
Syndicate Bofa Merrill Lynch / Morgan Stanley / J.P. Morgan
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 5/24/2017
Issuer Michigan State Hospital Finance Authority Revenue Bonds Series 2005A-1 (October 1, 2026)
CUSIP/ Sedol 59465HUC8
Bonds 3,000,000
Offering Price $100.000
Spread 0.25%
Cost $3,000,000
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering*
Syndicate Bofa Merrill Lynch / Morgan Stanley / J.P. Morgan
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/5/2017
Issuer Nokia Corp (NOKIA 3.375% June 12, 2022)
CUSIP/ Sedol 654902AD7
Bonds 5,000
Offering Price $99.499
Spread 0.40%
Cost $4,975
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 1.41%
Syndicate BMO,COWEN,JPM,MS,PJC,STIFEL,SUN,WBC,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/5/2017
Issuer Nokia Corp (NOKIA 4.375% June 12, 2027)
CUSIP/ Sedol 654902AE5
Bonds 5,000
Offering Price $99.591
Spread 0.50%
Cost $4,980
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 1.43%
Syndicate BKCOMM,BNPP,BOC,CMB,GS,ICBKC,JPM,STAN
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/7/2017
Issuer Intelsat Jackson Holdings S.A. (INTEL 9.75% July 15, 2025 144A)
CUSIP/ Sedol 45824TAY1
Bonds 3,000
Offering Price $100.000
Spread 1.00%
Cost $3,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 3.89%
Syndicate JPM, MS, GS, CS, Guggenheim
Fund JPMorgan High Yield Opportunities Fund
Trade Date 6/7/2017
Issuer Intelsat Jackson Holdings S.A. (INTEL 9.75% July 15, 2025 144A)
CUSIP/ Sedol 45824TAY1
Bonds 75,000
Offering Price $100.000
Spread 1.00%
Cost $75,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 3.89%
Syndicate JPM, MS, GS, CS, Guggenheim
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/8/2017
Issuer HCA Inc (HCA 5.50% June 15, 2047)
CUSIP/ Sedol 404119BV0
Bonds 10,000
Offering Price $100.000
Spread 1.00%
Cost $10,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 2.76%
Syndicate AGRIBK,BAML,BOC,CCB,CITI,DBS,GS,HSBCL,ICBKC,JPM,MIZUHO,MS,SG,STAN,UBS
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 6/9/2017
Issuer Brazoria County Toll Road Authority Limited Contract Tax and Subordinated Lien Toll Road Revenue Bond Antcipation Notes, Series 2017B (1.45% March 1, 2020)
CUSIP/ Sedol 106134AV1
Bonds 7,000,000
Offering Price $100.000
Spread 0.25%
Cost $7,000,000
Dealer Executing Trade Citigroup Global Markets Inc (Taxable FI)
% of Offering* 8.38%
Syndicate Citigroup / J.P.Morgan / HilltopSecurities / Jefferies
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/12/2017
Issuer KFC Holding Co., Pizza Hut Holdings, LLC, Taco Bell of America, LLC (YUM 4.75% June 1, 2027 144A)
CUSIP/ Sedol 48250NAC9
Bonds 5,000
Offering Price $100.000
Spread 1.00%
Cost $5,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.69%
Syndicate JPM, GS, WELLS, CITI, MS, BOA, BARC, FIFTH THIRD, MUFG, ICBC, ING, RABO, SCOTIA, WILLIAMS CAP
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/12/2017
Issuer Masco Corporation (MAS 3.50% November 15, 2027)
CUSIP/ Sedol 574599BN5
Bonds 15,000
Offering Price $99.907
Spread 0.65%
Cost $14,986
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 2.64%
Syndicate BAML,GUGGEN,JPM
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/19/2017
Issuer FirstEnergy Corp Series B (FE 3.90% July 15, 2027)
CUSIP/ Sedol 337932AH0
Bonds 30,000
Offering Price $99.667
Spread 0.65%
Cost $29,900
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.50%
Syndicate JPM, BARC, BOA, MS, CITI, GS, MIZUHO, PNC CAP, SCOTIA, KEY, US BANC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/19/2017
Issuer FirstEnergy Corp Series B (FE 4.85% July 15, 2047)
CUSIP/ Sedol 337932AJ6
Bonds 10,000
Offering Price $99.369
Spread 0.88%
Cost $9,937
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.64%
Syndicate ICBKC,JPM,KEYBCM,MIZUHO,PNCFIN,SUN
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/21/2017
Issuer Owens Corning (OC 4.30% July 15, 2047)
CUSIP/ Sedol 690742AG6
Bonds 20,000
Offering Price $99.064
Spread 0.88%
Cost $19,813
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 5.34%
Syndicate BAML,BB&T,DNBK,JPM,PNCFIN,STEPH,UMBFIN
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/26/2017
Issuer Sirius XM Radio Inc (SIRI 5.00% August 1, 2027 144A)
CUSIP/ Sedol 82967NBA5
Bonds 5,000
Offering Price $100.000
Spread 1.13%
Cost $5,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 1.47%
Syndicate BARCS,CITI,GS,JPM,MS,WFC
Fund JPMorgan High Yield Opportunities Fund
Trade Date 6/29/2017
Issuer Venator Finance S.a.r.l. (VNTR 5.75% July 15, 2025 144A)
CUSIP/ Sedol 9226APAA3
Bonds 25,000
Offering Price $100.000
Spread 1.00%
Cost $25,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 5.83%
Syndicate ANZ,BOC,CICC,HSBCL,JPM,UBS
Fund JPMorgan Flexible Long/Short Fund
Trade Date 6/29/2017
Issuer Zayo Group LLC and Zayo Capital, Inc. (ZAYOGR 5.75% January 15, 2027 144A)
CUSIP/ Sedol 989194AP0
Bonds 3,000
Offering Price $104.250
Spread 0.70%
Cost $3,128
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 5.74%
Syndicate JPM, MS, BARC, GS, RBC CAP, CITI, SUNTRUST
Fund JPMorgan Flexible Long/Short Fund
Trade Date 7/19/2017
Issuer CD&R Waterworks Merger Sub LLC (HDSUMA 6.125% August 15, 2025 144A)
CUSIP/ Sedol 14987KAA1
Bonds 1,000
Offering Price $100.000
Spread 2.25%
Cost $1,000
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 4.01%
Syndicate BAML,BARCS,CITI,CS,DB,GS,JPM,NATIX,NOMURA,RBCCM
Fund JPMorgan High Yield Opportunities Fund
Trade Date 7/19/2017
Issuer CD&R Waterworks Merger Sub LLC (HDSUMA 6.125% August 15, 2025 144A)
CUSIP/ Sedol 14987KAA1
Bonds 20,000
Offering Price $100.000
Spread 2.25%
Cost $20,000
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 4.01%
Syndicate BAML,BARCS,CITI,CS,DB,GS,JPM,NATIX,NOMURA,RBCCM
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 7/19/2017
Issuer Chicago Transit Authority Refunding Series 2017 Federal Transit Administration Section 5337 State of Good Repair Formula Fund (2% June 1, 2018)
CUSIP/ Sedol 167723GQ2
Bonds 200,000
Offering Price $100.509
Spread 0.40%
Cost $201,018
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 0.09%
Syndicate Morgan Stanley / Ramirez & Co., Inc. / Siebert Cisneros Shank & Co., L.L.C. / Academy Securities / Backstorm McCarley Berry & Co., LLC / Blaylock Van, LLC / Cabrera Capital Markets, LLC / George K. Baum & Company / J.P.Morgan / Piper Jaffray & Co.
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 7/19/2017
Issuer Chicago Transit Authority Refunding Series 2017 Federal Transit Administration Section 5337 State of Good Repair Formula Fund (4% June 1, 2019)
CUSIP/ Sedol 167723GR0
Bonds 2,270,000
Offering Price $104.401
Spread 0.40%
Cost $2,369,903
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.01%
Syndicate Morgan Stanley / Ramirez & Co., Inc. / Siebert Cisneros Shank & Co., L.L.C. / Academy Securities / Backstorm McCarley Berry & Co., LLC / Blaylock Van, LLC / Cabrera Capital Markets, LLC / George K. Baum & Company / J.P.Morgan / Piper Jaffray & Co.
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 7/20/2017
Issuer New Jersey Transportation Trust Fund Authority Transportation System Bonds 2013 Series A (5% December 15, 2017)
CUSIP/ Sedol 646136N23
Bonds 2,900,000
Offering Price $101.541
Spread 0.30%
Cost $2,944,689
Dealer Executing Trade Janney Montgomery Scott LLC
% of Offering* 0.33%
Syndicate Goldman Sachs & Co. / Barcalys / J.P. Morgan / Wells Fargo Securities / Bank of America Merril Lynch / Castle Oak Securities, L.P. / Drexel Hamilton, LLC / Loop Capital Markets / Mesirow Financial, Inc. / Morgan Stanley / M.R. Beal & Company / Ramirez & Co., Inc. / Roosevelt & Cross Incorporated / Siebert Brandford Shank & Co., L.L.C. / The WIlliams Capital Group, L.P.
Fund JPMorgan Flexible Long/Short Fund
Trade Date 7/24/2017
Issuer Cox Communications Inc (COXENT 3.50% August 15, 2027 144A)
CUSIP/ Sedol 224044CJ4
Bonds 30,000
Offering Price $99.522
Spread 0.65%
Cost $29,857
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 1.44%
Syndicate BARCS,CITI,DB,JPM,MIZUHO,MUFG,RBCCM,STIFEL,WFC
Fund JPMorgan High Yield Opportunities Fund
Trade Date 7/27/2017
Issuer AT&T Inc (T 3.40% August 14, 2024)
CUSIP/ Sedol 00206REL2
Bonds 25,000
Offering Price $99.832
Spread 0.35%
Cost $24,958
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 0.52%
Syndicate ACADSE,APTOPT,BAML,BBVA,BLAVAN,CASOAK,CLKING,CS,DB,DRXHAM,GS,JPM,MFR,MISCH,MIZUHO,MUFG,RBCCM,SAMRCO,SANT,SIEBRT,TDSECS,WFC,WILLCP
Fund JPMorgan Flexible Long/Short Fund
Trade Date 7/27/2017
Issuer AT&T Inc (T 3.90% August 14, 2027)
CUSIP/ Sedol 00206REM0
Bonds 25,000
Offering Price $99.827
Spread 0.40%
Cost $24,957
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.27%
Syndicate ACADSE,APTOPT,BAML,BBVA,BLAVAN,CASOAK,CLKING,CS,DB,DRXHAM,GS,JPM,MFR,MISCH,MIZUHO,MUFG,RBCCM,SAMRCO,SANT,SIEBRT,TDSECS,WFC,WILLCP
Fund JPMorgan Flexible Long/Short Fund
Trade Date 7/27/2017
Issuer AT&T Inc (T 5.15% February 14, 2050)
CUSIP/ Sedol 00206REP3
Bonds 10,000
Offering Price $99.779
Spread 0.75%
Cost $9,978
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 0.57%
Syndicate ACADSE,APTOPT,BAML,BBVA,BLAVAN,CASOAK,CLKING,CS,DB,DRXHAM,GS,JPM,MFR,MISCH,MIZUHO,MUFG,RBCCM,SAMRCO,SANT,SIEBRT,TDSECS,WFC,WILLCP
Fund JPMorgan High Yield Opportunities Fund
Trade Date 7/28/2017
Issuer United Rentals North America Inc. (URI 4.875% January 15, 2028)
CUSIP/ Sedol 911365BG8
Bonds 70,000
Offering Price $100.000
Spread 1.25%
Cost $70,000
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 9.60%
Syndicate BAML,BARCS,BMO,CITI,DB,JPM,MS,MUFG,PNCFIN,SCOTIA,SUN,TDSECS,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 7/31/2017
Issuer American Airlines Inc. 2017-2 AA PTT (AAL 2017-2 AA PTT 3.35% October 15, 2029)
CUSIP/ Sedol 02376AAA7
Bonds 20,000
Offering Price $100.000
Spread 1.00%
Cost $20,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 4.48%
Syndicate ACADSE,BAML,BARCS,CACIB,CITI,CS,DB,GS,ICBKC,JPM,MS,USB
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 8/1/2017
Issuer State of California Department of Water Resources Central Valley Project Water System Revenue Bonds Series AU (December 1, 2035)
CUSIP/ Sedol 13067WCF7
Bonds 12,000,000
Offering Price $100.000
Spread 0.15%
Cost $12,000,000
Dealer Executing Trade Loop Capital Markets, LLC
% of Offering* 20.13%
Syndicate J.P. Morgan / Loop Capital Markets
Fund JPMorgan Flexible Long/Short Fund
Trade Date 8/1/2017
Issuer Diamond Offshore Drilling (DO 7.875% August 15, 2025)
CUSIP/ Sedol 25271CAP7
Bonds 5,000
Offering Price $99.272
Spread 1.25%
Cost $4,964
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 2.53%
Syndicate BARCS,CITI,HSBCL,JPM,MUFG,SUN,WFC
Fund JPMorgan High Yield Opportunities Fund
Trade Date 8/2/2017
Issuer Sirius XM Radio Inc (SIRI 5.00% August 1, 2027 144A)
CUSIP/ Sedol 82967NBA5
Bonds 10,000
Offering Price $101.000
Spread 1.13%
Cost $10,100
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 3.93%
Syndicate BAML,BARCS,BMO,BNP,CACIB,CITI,DB,GS,JPM,MIZUHO,MS,RBCCM,SCOTIA,SUN,USB,WFC
Fund JPMorgan Flexible Long/Short Fund
Trade Date 8/3/2017
Issuer Valvoline Inc (VVV 4.375% August 15, 2025 144A)
CUSIP/ Sedol 92047WAA9
Bonds 2,000
Offering Price $100.000
Spread 1.10%
Cost $2,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 2.52%
Syndicate BAML,CITI,DB,GS,JPM,MS,SCOTIA
Fund JPMorgan Flexible Long/Short Fund
Trade Date 8/7/2017
Issuer Enterprise Products Operating LLC E  (EPD 5.250% August 16, 2077)
CUSIP/ Sedol 29379VBN2
Bonds 30,000
Offering Price $100.000
Spread 1.00%
Cost $30,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 4.28%
Syndicate BARC, CITI, CS, MIZUHO SEC, MUFG SEC, RBC, SMBC NIKKO, SUNTRUST, US BANC, WELLS, BBVA, DB, DNB, JPM, ML, MS, SCOTIA CAP, SG AMERICAS, TD SEC
Fund JPMorgan High Yield Opportunities Fund
Trade Date 8/8/2017
Issuer Triumph Group Inc (TGI 7.75% August 15, 2025 144A)
CUSIP/ Sedol 896818AM3
Bonds 35,000
Offering Price $100.000
Spread 1.40%
Cost $35,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 4.43%
Syndicate CITI,JPM
Fund JPMorgan Flexible Long/Short Fund
Trade Date 8/8/2017
Issuer Vereit Operating Partnership LP (VER 3.95% August 15, 2027)
CUSIP/ Sedol 92340LAC3
Bonds 20,000
Offering Price $99.330
Spread 0.65%
Cost $19,866
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 0.80%
Syndicate BAML,BARCS,CAPFIN,CITI,DB,JPM,USB,WFC
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 8/11/2017
Issuer Housing and Redevelopment Authority of The City of Saint Paul, Minnesota, Health Care System Revenue Bonds, Series 2017A (2% November 15, 2018)
CUSIP/ Sedol 792909EQ2
Bonds 850,000
Offering Price $101.257
Spread 0.45%
Cost $860,685
Dealer Executing Trade Citigroup Global Markets Inc (Taxable FI)
% of Offering* 0.42%
Syndicate Citigroup / RBC Capital Markets / J.P. Morgan
Fund JPMorgan Flexible Long/Short Fund
Trade Date 8/15/2017
Issuer Amazon.com Inc (AMZN 2.80% August 22, 2024 144A)
CUSIP/ Sedol 023135AX4
Bonds 10,000
Offering Price $99.741
Spread 0.35%
Cost $9,974
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 1.41%
Syndicate BAML,GS,JPM
Fund JPMorgan Flexible Long/Short Fund
Trade Date 8/15/2017
Issuer Amazon.com Inc (AMZN 4.05% August 22, 2047 144A)
CUSIP/ Sedol 023135BG0
Bonds 15,000
Offering Price $99.261
Spread 0.75%
Cost $14,889
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 0.38%
Syndicate BAML,GS,JPM
Fund JPMorgan Ultra-Short Municipal Fund
Trade Date 8/31/2017
Issuer Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2017C (5% February 15, 2018)
CUSIP/ Sedol 97712DZH2
Bonds 750,000
Offering Price $101.727
Spread 0.53%
Cost $762,953
Dealer Executing Trade Merrill Lynch, Pierce, Fenner And Smith
% of Offering* 0.24%
Syndicate Bofa Merrill Lynch / Citigroup / J.P. Morgan